Financial Instruments - Total interest income and interest expense for financial assets or financial liabilities that are not at fair value through profit or loss (Details) - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Financial instruments
Interest income	$ (12)	$ (38)
Interest expense (Note 15)	2,635	1,572
Accretion expense (Notes 8, 14)	1,240	374
Interest expense (net)	$ 3,863	$ 1,908